UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 23, 2009
IXIA

(Exact name of registrant as specified in its charter)

California	000-31523	95-4635982

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26601 W. Agoura Road, Calabasas, California	91302

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 818.871.1800
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits	1
Exhibit 23.1
Exhibit 23.2
Exhibit 99.3

(i)

     On June 29, 2009, Ixia, a California corporation, filed a Current Report on Form 8-K (the “Form 8-K”) reporting the completion of its acquisition of all of the outstanding shares of common stock, par value $0.001 per share, of Catapult Communications Corporation, a Nevada corporation. This Current Report on Form 8-K/A amends and supplements the Form 8-K to provide the required financial statements and pro forma financial information that were not filed with the Form 8-K and that are permitted to be filed by this amendment.
Item 9.01 Financial Statements and Exhibits
(a)	Financial Statements of Business Acquired

The audited financial statements required by this item are incorporated herein by reference to the audited consolidated financial statements of Catapult Communications Corporation as of and for the fiscal years ended September 30, 2008 and 2007, contained in Catapult Communications Corporation’s Annual Report on Form 10-K for the fiscal year ended September 30, 2008, as filed with the Securities and Exchange Commission (the “Commission”) on December 3, 2008. Such financial statements are included herein as Exhibit 99.1.

The unaudited financial statements for the interim period required by this item are incorporated herein by reference to the unaudited consolidated financial statements of Catapult Communications Corporation as of and for the fiscal quarter ended March 31, 2009, contained in Catapult Communications Corporation’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2009, as filed with the Commission on May 13, 2009. Such financial statements are included herein as Exhibit 99.2.

(b)	Pro Forma Financial Information

The required pro forma financial information as of and for the three months ended March 31, 2009 and for the year ended December 31, 2008, is attached hereto as Exhibit 99.3 and incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of Stonefield Josephson, Inc., Independent Registered Public Accounting Firm for Catapult Communications Corporation.

23.2	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.

99.1
Audited consolidated financial statements of Catapult Communications Corporation as of and for the fiscal year ended September 30, 2008 and 2007 (incorporated by reference to Catapult Communications Corporation’s Annual Report on
Form 10-K (File No. 000-24701), as filed with the Commission on December 3, 2008).

99.2
Unaudited consolidated financial statements of Catapult Communications Corporation as of and for the fiscal quarter ended March 31, 2009 (incorporated by reference to Catapult Communications Corporation’s Quarterly Report on Form 10-Q (File No. 000-24701), as filed with the Commission on May 13, 2009).

99.3	Unaudited pro forma condensed combined financial statements as of and for the three months ended March 31, 2009 and for the year ended December 31, 2008.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ixia
Dated: September 1, 2009	By:	/s/ Thomas B. Miller
Thomas B. Miller
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Stonefield Josephson, Inc., Independent Registered Public Accounting Firm for Catapult Communications Corporation

23.2	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm

99.3	Unaudited pro forma condensed combined financial statements as of and for the three months ended March 31, 2009 and for the year ended December 31, 2008

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